Hardman Johnston International Growth Fund
Schedule of Investments
July 31, 2024 (Unaudited)

COMMON STOCKS - 97.9%	Shares	Value
COMMUNICATION SERVICES - 4.8%
Deutsche Telekom AG	105,780	$2,766,942

CONSUMER DISCRETIONARY - 17.9%
LVMH Moet Hennessy Louis Vuitton SE	2,912	2,054,018
MercadoLibre, Inc. (a)	1,809	3,019,040
Prosus NV	79,629	2,777,725
Suzuki Motor Corp.	215,100	2,471,969
		10,322,752

ENERGY - 5.0%
TechnipFMC PLC	98,180	2,896,310

FINANCIALS - 15.5%
Dai-ichi Life Holdings, Inc.	96,200	2,933,168
HDFC Bank Ltd. - ADR	29,845	1,790,998
ICICI Bank Ltd. - ADR	55,350	1,611,239
Standard Chartered PLC	135,460	1,338,108
T&D Holdings, Inc.	69,700	1,306,578
		8,980,091

HEALTH CARE - 19.0%
AstraZeneca PLC	19,620	3,117,035
Genmab AS (a)	4,140	1,169,433
Grifols SA (a)	125,850	1,271,155
Novo Nordisk AS	22,550	2,987,715
UCB SA	14,670	2,451,276
		10,996,614

INDUSTRIALS - 22.9%
Airbus SE	16,645	2,518,836
Mitsubishi Heavy Industries Ltd.	232,400	2,785,566
Prysmian SpA	42,845	2,945,364
Rheinmetall AG	4,130	2,249,434
Safran SA	12,435	2,731,881
		13,231,081

INFORMATION TECHNOLOGY - 12.8%
ASML Holding NV	2,800	2,607,283
Atlassian Corp. - Class A (a)	4,882	862,015
Nordic Semiconductor ASA (a)	96,007	1,187,448
Taiwan Semiconductor Manufacturing Co. Ltd.	93,000	2,712,932
		7,369,678
TOTAL COMMON STOCKS (Cost $42,545,628)		56,563,468

SHORT-TERM INVESTMENTS - 2.1%
Money Market Funds - 2.1%	Shares
First American Government Obligations Fund - Class X, 5.22% (b)	1,225,799	1,225,799
TOTAL SHORT-TERM INVESTMENTS (Cost $1,225,799)		1,225,799

TOTAL INVESTMENTS - 100.0% (Cost $43,771,427)		57,789,267
Liabilities in Excess of Other Assets - (0.0)% (c)		(9,462)
TOTAL NET ASSETS - 100.0%		$57,779,805

Percentages are stated as a percent of net assets.

AG - Aktiengesellschaft
ADR - American Depositary Receipt
SE - Sociedad del Estado NV - Naamloze Vennootschap PLC - Public Limited Company ADR- American Depositary Receipt
ASA - Advanced Subscription Agreement
SA - Sociedad Anónima SpA – Scoieta per azioni

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of July 31, 2024.
(c)	Represents less than 0.05% of net assets.
The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

Hardman Johnston International Growth Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$10,179,602	$46,383,866	$–	$56,563,468
Money Market Funds	1,225,799	–	–	1,225,799
Total Investments	$11,405,401	$46,383,866	$–	$57,789,267

Refer to the Schedule of Investments for further disaggregation of investment categories.